Helping Build Boston—The Union Way

The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Boston
Since Inception in 1984

44	$855.5M	$21.0M	$2.3B	5,097

Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (90% affordable)

18.0M	21,872	$2.2B	$165.7M	$4.9B

Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

MARY ELLEN MCCORMACK - BUILDING A

The HIT provided $24.6 million in financing for the $108.4 million new construction of the 94-unit all affordable Mary Ellen McCormack - Building A, creating an estimated 692,720 hours of union construction work.

PROJECT PROFILE:

OLD COLONY PHASE SIX

The HIT provided $22.4 million in financing for the $83.4 million new construction of the 89-unit all affordable Old Colony Phase Six, creating an estimated 618,060 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

Helping Build Boston—The Union Way	SEPTEMBER 2025

Flat 9 at Whittier Phase 3	Mildred C. Hailey Apartments 1A	St. Botolph Apartments

“The partnership between organized labor, investment capital, and public housing represents the essential foundation for a better Boston, where all people can thrive.”

—Kenzie Bok, Administrator

Boston Housing Authority

HIGHLIGHTS OF BOSTON INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Flat 9 at Whittier Phase 3	Boston	$26,645,000	$125,475,018	824,920
Mary Ellen McCormack - Building A	Boston	$24,600,000	$108,420,430	692,720
Mildred C. Hailey Apartments 1A	Boston	$14,040,000	$105,275,177	728,560
Mildred C. Hailey Apartments 1B	Boston	$16,020,000	$88,887,626	611,020
Old Colony Phase Three B	Boston	$42,449,000	$61,054,733	486,320
Old Colony Phase Three C	Boston	$36,430,000	$26,506,507	198,030
Old Colony Phase Four	Boston	$27,432,000	$84,684,476	562,100
Old Colony Phase Five	Boston	$25,993,000	$78,109,976	478,090
Old Colony Phase Six	Boston	$22,354,000	$83,447,717	618,060
St. Botolph Apartments	Boston	$31,000,000	$54,715,484	453,830

The projects listed above may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) referenced in this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call HIT Investor Relations at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com